Exhibit 10.35

THIRD AMENDMENT TO THE SPECTRANETICS CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

     This Third Amendment to The Spectranetics Corporation Employee Stock Purchase Plan (the “Amendment”) is adopted by the Board of Directors of The Spectranetics Corporation, a Delaware corporation (the “Company”), effective as of April 20, 2004.

RECITALS

     I. The Company’s Employee Stock Purchase Plan (the “Plan”) was adopted by the Board of Directors of the Company (the “Board”) on September 15, 1992, and approved by the stockholders on September 15, 1993. The Company’s First Amendment to the Plan was approved by the Board on December 29, 1994, and approved by the stockholders on June 12, 1995. The Company’s Second Amendment to the Plan was approved by the Board on April 25, 2000, and approved by the stockholders on June 21, 2000.

     II. The Board desires to amend the Plan to increase the number of shares of the Company’s common stock which may be sold to employees thereunder from 850,000 to 1,350,000.

     III. Effective as of April 20, 2004, the Board of Directors unanimously adopted the Amendment in the form given below, subject to approval of the Amendment by the Company’s stockholders.

AMENDMENT

     A. Section V(a) of the Plan is hereby amended and restated in its entirety to read as follows:

     ”(a) Common Stock. The stock which is purchasable by Participants shall be the Company’s authorized but unissued or reacquired Common Stock, par value $.001 per share (the “Common Stock”). In order to have             shares available for sale under the Plan, the Company may repurchase             shares of Common Stock on the open market or otherwise. The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Committee prior to the beginning of the purchase period, provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed 1,350,000 shares (subject to adjustment under subparagraph (b) below).”

     B. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

     C. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

     D. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

     The undersigned, Guy A. Childs, Corporate Secretary, hereby certifies that the Board of Directors of the Company adopted the foregoing Amendment as stated in Recital III above.

     Executed at Colorado Springs, Colorado this 20th day of April 2004.

/s/ Guy A. Childs
Guy A. Childs, Corporate Secretary

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